                                                               EXHIBIT 99.(c.12)

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

                               OVERVIEW / SUMMARY

"our version" of the projections most recently requested by Bob Pozen:

2,000 slots (@$250/day), 43% retention rate, $20mn cash invested in every- thing but slots, those assumed to be leased at 5% of gross, and the existing Wonderland property included on the balance sheet at $13mn, for a total asset base of $33mn (new construction is $7.2mn):

Exhibit:     A1      Balance Sheet ($33 million invested)
             B1      Income Statement (43% retention)  IRR =  35.6%
             C1      Income Statements for Other Operations
                     Notes to Financial Projections

the following include up-front license fee payments in the amounts indicated, with the retention rate adjusted to yield a 20% IRR on the initial investment (license fee amortized over 5 years):

                                                     "supportable"

      B2-10          Initial license fee -- $10mn     retention =   41.8%
      B2-25          Initial license fee -- $25mn     retention =   45.0%
      B2-50          Initial license fee -- $50mn     retention =   50.4%

the following assume $24.2mn in new construction (vs. $7.2mn above), for a total base of $50mn:

       A3            Balance Sheet ($50 million invested)
       B3            Income Statement (43% retention)       IRR =   17.2%

      B3-10          Initial license fee -- $10mn     retention =   46.0%
      B3-25          Initial license fee -- $25mn     retention =   49.2%
      B3-50          Initial license fee -- $50mn     retention =   54.6%

the following assume win at $300/slot/day (up from $250):

      B4-10          Initial license fee -- $10mn     retention =   42.5%
      B4-25          Initial license fee -- $25mn     retention =   45.2%
      B4-50          Initial license fee -- $50mn     retention =   49.7%

5/17/03                     CONFIDENTIAL TREATMENT           CUMMINGS ASSOCIATES
B1356917

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary
the following indicate the levels of up-front license fee payments that could be supported at the retention rates indicated (@$300/slot/day and $50mn invested) ("supported" means IRR = 20%):

Exhibit               Retention Rate              Up-Front Fee
-------               --------------              -------------
 B5-40                     40%                         (1)
 B5-41                     41%                    $      1.7 mn
 B5-42                     42%                    $      7.3 mn
 B5-43                     43%                    $     12.8 mn
 B5-44                     44%                    $     18.4 mn
 B5-45                     45%                    $     24.0 mn
 B5-46                     46%                    $     29.6 mn
 B5-47                     47%                    $     35.1 mn
 B5-48                     48%                    $     40.7 mn
 B5-49                     49%                    $     46.3 mn
 B5-50                     50%                    $     51.8 mn

       Each percentage point of tax translates into $5.6mn up front . . .

(1) Marginally "supportable;" IRR = 17.3% without any up-front payment.

Note: In all the $300/day scenarios, "$50mn" investment is actually $50.6mn due to higher estimate for working capital required.

5/17/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES
B1356917

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

            EXHIBIT A1: BALANCE SHEET ($33 MILLION INVESTED [+FEE])

              (At full-scale opening, in millions of 2003 dollars)

ASSETS:

       Cash / Working Capital                                    $      3.5

       Existing Land, Buildings, Etc.                                    na
         less accumulated depreciation                                   na
                                                                 ----------
       Net Existing Property                                     $     13.0(1)

       New Construction for Slots                                $      7.2
       Slot Machines   (2,000)                                          0.0(2)
       Food & Beverage Equipment                                        4.0
       Other Equipment                                                  6.0
       Initial License Fee                                              0.0
                                                                 ----------
       Total Assets                                              $     33.7

LIABILITIES:

       Payables, etc.                                            $      0.7

       Long-Term Debt                                                   0.0

       Equity                                                          33.0
                                                                 ----------
       Total Liabilities                                         $     33.7

(1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

(2) 2000 slots assumed to be leased for 5% of gross win. Revenue projections assume ongoing replacement at customary industry rates.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B1: INCOME STATEMENT ($33 MILLION INVESTED [+FEE])

                       ($ million, based on 2003 dollars)

                                                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $250 win/slot/day               $ 182.5   $ 188.0   $ 193.6   $ 199.4   $ 205.4

EXPENSES:
 Not retained by operator       57.0%                 $ 104.0   $ 107.1   $ 110.4   $ 113.7   $ 117.1
 Other deductions (0%)                                    0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                          12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                 3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                      9.1       9.4       9.7      10.0      10.3
 Other Slot Operating Costs                               4.6       4.7       4.8       5.0       5.1
 Building Operating Costs                                 4.6       4.7       4.8       5.0       5.1
 Property Tax                                             1.0       1.0       1.1       1.1       1.1
 Advertising/Media Marketing                              5.5       5.6       5.8       6.0       6.2
 Promotion: Food & Beverage                 $  11.9
    Other Players' Club                         6.4
    Bussing & Other                             5.5
 Total Promotion                            -------      23.7      24.4      25.2      25.9      26.7
 Interest on Debt                                         0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                 $   0.0
    Bldgs & Other (20/5 years)                  1.6
    Initial License Fee (5 years)               0.0
 Total Dep'n & Amort'n                      -------       1.6       1.6       1.6       1.6       1.6
                                                      -------   -------   -------   -------   -------
 Total Expenses                                       $ 169.3   $ 174.3   $ 179.5   $ 184.9   $ 190.4
                                                      -------   -------   -------   -------   -------
 Net Income from Slot Operations                      $  13.2   $  13.6   $  14.1   $  14.6   $  15.0
 Net Income / Food & Beverage(1)                      $   2.2   $   2.3   $   2.5   $   2.7   $   3.0(1)
                                                      -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                   $  15.4   $  15.9   $  16.5   $  17.2   $  18.1
 Corporate Income Taxes                              ($   4.6) ($   4.8) ($   5.0) ($   5.2) ($   5.4)
                                                     --------  --------  --------  --------  --------
 Net Income After Corporate Taxes                     $  10.8   $  11.2   $  11.6   $  12.1   $  12.6

 Add back: Depreciation (inc F&B)                     $   2.4   $   2.4   $   2.4   $   2.4   $   2.4
 Subtract: Capital Invested                ($  33.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)             -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                     ($  33.0)  $  13.2   $  13.5   $  13.9   $  14.4   $  28.0
                     IRR =      35.6%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

               EXHIBIT C3: INCOME STATEMENT FOR OTHER OPERATIONS

                       ($ million, based on 2003 dollars)

FOOD & BEVERAGE                                  YEAR 1
Total Food Sales ("comped" amount)              $  27.4    ($  5.5)
Total Beverage Sales ("comped" amount)             12.8       (6.4)
                                                -------     ------
Total Food & Beverage Revenues (Comps)          $  40.2    ($ 11.9)

Cost of Goods Sold                              $  13.5
Direct Payroll                                     13.5
Payroll Taxes & Benefits                            2.7
Other Operating Costs                               7.4
Depreciation                                        0.8
                                                -------
Total Food & Beverage Expenses                  $  37.9
                                                -------
Food & Beverage Net Income                      $   2.2

5/17/03                                                      CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

                         NOTES TO FINANCIAL PROJECTIONS

SLOT OPERATIONS

State + Local Tax on Win                          57% x slot win

General inflation rate                           3.0% per year
Cash/working capital                             1.0  weeks of revenues
Slot lease rate (inc. systems)                   5.0% x slot win
Revenue participation machines                    na
Lessor's share of such slots' revenues            na
Ancillary equipment                          $ 3,000  per slot
Slot replacements in later years                  30% each year
Payables as % of working capital                  20% x working capital
Projected Total Slot jobs                        407  FTE
Payroll Taxes & Benefits                          25% x direct payroll
Other Slot Operating Costs                       2.5% x non-leased revenue
Building Operating Costs                         2.5% x slot win
Property Tax                                     2.0% x assets except cash
Advertising/Media Marketing                      3.0% x slot win
Promotion:
   Complimentary Food                             20% x food sales
   Complimentary Beverages                        50% x beverage sales
   Other Players' Club                           3.5% x slot win
   Bussing & Other                               3.0% x slot win
Annual interest on long-term debt                 10%
Combined corporate income tax rate                30% (state+federal)

FOOD & BEVERAGE OPERATIONS

                                       Food    Beverage
Total Sales                             15%          7% x slot win
Cost of Goods Sold                      40%         20% x gross sales
Direct Payroll                          40%         20% x gross sales
Payroll Taxes & Benefits                20%         20% x direct payroll
Other Operating Costs                   20%         15% x gross sales

F & B equipment                                 $2,000  per slot
Projected Total Food & Bev jobs                    540  FTE

Projected Total jobs                               947  FTE

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

    EXHIBIT B2-10: INCOME STATEMENT (MINIMAL INVESTMENT, $10MN LICENSE FEE)

                       ($ million, based on 2003 dollars)

                                                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $250 win/slot/day               $ 182.5   $ 188.0   $ 193.6   $ 199.4   $ 205.4

EXPENSES:
 Not retained by operator       58.2%                 $ 106.2   $ 109.4   $ 112.7   $ 116.1   $ 119.5
 Other deductions (0%)                                    0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                          12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                 3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                      9.1       9.4       9.7      10.0      10.3
 Other Slot Operating Costs                               4.6       4.7       4.8       5.0       5.1
 Building Operating Costs                                 4.6       4.7       4.8       5.0       5.1
 Property Tax                                             1.2       1.2       1.3       1.3       1.4
 Advertising/Media Marketing                              5.5       5.6       5.8       6.0       6.2
 Promotion: Food & Beverage                 $  11.9
    Other Players' Club                         6.4
    Bussing & Other                             5.5
 Total Promotion                            -------      23.7      24.4      25.2      25.9      26.7
 Interest on Debt                                         0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                 $   0.0
    Bldgs & Other (20/5 years)                  1.6
    Initial License Fee (5 years)               2.0
 Total Dep'n & Amort'n                      -------       3.6       3.6       3.6       3.6       3.6
                                                      -------   -------   -------   -------   -------
 Total Expenses                                       $ 173.7   $ 178.8   $ 184.1   $ 189.5   $ 195.1
                                                      -------   -------   -------   -------   -------
 Net Income from Slot Operations                      $   8.8   $   9.2   $   9.5   $   9.9   $  10.3
 Net Income / Food & Beverage(1)                      $   2.2   $   2.3   $   2.5   $   2.7   $   3.0(1)
                                                      -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                   $  11.0   $  11.5   $  12.0   $  12.6   $  13.4
 Corporate Income Taxes                              ($   3.3) ($   3.4) ($   3.6) ($   3.8) ($   4.0)
                                                      -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                     $   7.7   $   8.0   $   8.4   $   8.8   $   9.4

 Add back: Depreciation (inc F&B)                     $   4.4   $   4.4   $   4.4   $   4.4   $   4.4
 Subtract: Capital Invested                ($  43.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)             -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                     ($  43.0)  $  12.1   $  12.4   $  12.8   $  13.2   $  26.7
                     IRR =      20.2%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

    EXHIBIT B2-25: INCOME STATEMENT (MINIMAL INVESTMENT, $25MN LICENSE FEE)

                       ($ million, based on 2003 dollars)

                                                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $250 win/slot/day               $ 182.5   $ 188.0   $ 193.6   $ 199.4   $ 205.4

EXPENSES:
 Not retained by operator       55.0%                 $ 100.4   $ 103.4   $ 106.5   $ 109.7   $ 113.0
 Other deductions (0%)                                    0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                          12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                 3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                      9.1       9.4       9.7      10.0      10.3
 Other Slot Operating Costs                               4.6       4.7       4.8       5.0       5.1
 Building Operating Costs                                 4.6       4.7       4.8       5.0       5.1
 Property Tax                                             1.5       1.5       1.6       1.6       1.7
 Advertising/Media Marketing                              5.5       5.6       5.8       6.0       6.2
 Promotion: Food & Beverage                 $  11.9
    Other Players' Club                         6.4
    Bussing & Other                             5.5
 Total Promotion                            -------      23.7      24.4      25.2      25.9      26.7
 Interest on Debt                                         0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                 $   0.0
    Bldgs & Other (20/5 years)                  1.6
    Initial License Fee (5 years)               5.0
 Total Dep'n & Amort'n                      -------       6.6       6.6       6.6       6.6       6.6
                                                      -------   -------   -------   -------   -------
 Total Expenses                                       $ 171.2   $ 176.1   $ 181.2   $ 186.4   $ 191.8
                                                      -------   -------   -------   -------   -------
 Net Income from Slot Operations                      $  11.3   $  11.9   $  12.4   $  13.0   $  13.6
 Net Income / Food & Beverage(1)                         $2.2   $   2.3   $   2.5   $   2.7   $   3.0(1)
                                                      -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                   $  13.6   $  14.2   $  14.9   $  15.7   $  16.6
 Corporate Income Taxes                              ($   4.1) ($   4.3) ($   4.5) ($   4.7) ($   5.0)
                                                      -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                     $   9.5   $   9.9   $  10.4   $  11.0   $  11.6

 Add back: Depreciation (inc F&B)                     $   7.4   $   7.4   $   7.4   $   7.4   $   7.4
 Subtract: Capital Invested                ($  58.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)             -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                     ($  58.0)  $  16.9   $  17.3   $  17.8   $  18.3   $  32.0
                     IRR =      20.0%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

    EXHIBIT B2-50: INCOME STATEMENT (MINIMAL INVESTMENT, $50MN LICENSE FEE)

                       ($ million, based on 2003 dollars)

                                                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $250 win/slot/day               $ 182.5   $ 188.0   $ 193.6   $ 199.4   $ 205.4

EXPENSES:
 Not retained by operator       49.6%                 $  90.5   $  93.2   $  96.0   $  98.9   $ 101.9
 Other deductions (0%)                                    0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                          12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                 3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                      9.1       9.4       9.7      10.0      10.3
 Other Slot Operating Costs                               4.6       4.7       4.8       5.0       5.1
 Building Operating Costs                                 4.6       4.7       4.8       5.0       5.1
 Property Tax                                             2.0       2.1       2.1       2.2       2.3
 Advertising/Media Marketing                              5.5       5.6       5.8       6.0       6.2
 Promotion: Food & Beverage                 $  11.9
    Other Players' Club                         6.4
    Bussing & Other                             5.5
 Total Promotion                            -------      23.7      24.4      25.2      25.9      26.7
 Interest on Debt                                         0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                 $   0.0
    Bldgs & Other (20/5 years)                  1.6
    Initial License Fee (5 years)              10.0
 Total Dep'n & Amort'n                      -------      11.6      11.6      11.6      11.6      11.6
                                                      -------   -------   -------   -------   -------
 Total Expenses                                       $ 166.8   $ 171.5   $ 176.3   $ 181.2   $ 186.3
                                                      -------   -------   -------   -------   -------
 Net Income from Slot Operations                      $  15.7   $  16.5   $  17.4   $  18.2   $  19.1
 Net Income / Food & Beverage(1)                      $   2.2   $   2.3      $2.5   $   2.7   $   3.0(1)
                                                      -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                   $  17.9   $  18.8   $  19.8   $  20.9   $  22.1
 Corporate Income Taxes                              ($   5.4) ($   5.6) ($   5.9) ($   6.3) ($   6.6)
                                                      -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                     $  12.6   $  13.2   $  13.9   $  14.6   $  15.5

 Add back: Depreciation (inc F&B)                     $  12.4   $  12.4   $  12.4   $  12.4   $  12.4
 Subtract: Capital Invested                ($  83.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)             -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                     ($  83.0)  $  24.9   $  25.5   $  26.2   $  27.0   $  40.9
                     IRR =      20.1%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B3: INCOME STATEMENT ($50 MILLION INVESTED [+FEE])

                       ($ million, based on 2003 dollars)

                                                       YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $250 win/slot/day               $ 182.5   $ 188.0   $ 193.6   $ 199.4   $ 205.4

EXPENSES:
 Not retained by operator       57.0%                 $ 104.0   $ 107.1   $ 110.4   $ 113.7   $ 117.1
 Other deductions (0%)                                    0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                          12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                 3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                      9.1       9.4       9.7      10.0      10.3
 Other Slot Operating Costs                               4.6       4.7       4.8       5.0       5.1
 Building Operating Costs                                 4.6       4.7       4.8       5.0       5.1
 Property Tax                                             1.3       1.4       1.4       1.5       1.5
 Advertising/Media Marketing                              5.5       5.6       5.8       6.0       6.2
 Promotion: Food & Beverage                 $  11.9
    Other Players' Club                         6.4
    Bussing & Other                             5.5
 Total Promotion                            -------      23.7      24.4      25.2      25.9      26.7
 Interest on Debt                                         0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                 $   0.0
    Bldgs & Other (20/5 years)                  2.4
    Initial License Fee (5 years)               0.0
 Total Dep'n & Amort'n                      -------       2.4       2.4       2.4       2.4       2.4
                                                      -------   -------   -------   -------   -------
 Total Expenses                                       $ 170.5   $ 175.5   $ 180.7   $ 186.1   $ 191.6
                                                      -------   -------   -------   -------   -------
 Net Income from Slot Operations                      $  12.0   $  12.4   $  12.9   $  13.3   $  13.8
 Net Income / Food & Beverage (1)                      $  2.2   $   2.3   $   2.5   $   2.7   $   3.0(1)
                                                      -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                   $  14.2   $  14.7   $  15.3   $  16.0   $  16.8
 Corporate Income Taxes                              ($   4.3) ($   4.4) ($   4.6) ($   4.8) ($   5.0)
                                                      -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                     $  10.0   $  10.3   $  10.7   $  11.2   $  11.8

 Add back: Depreciation (inc F&B)                     $   3.2   $   3.2   $   3.2   $   3.2   $   3.2
 Subtract: Capital Invested                ($  50.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)             -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                     ($  50.0)  $  13.2   $  13.5   $  13.9   $  14.4   $  28.0
                     IRR =     17.24%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

          EXHIBIT B3-10: INCOME STATEMENT ($50MN INVESTED, $10MN FEE)

                       ($ million, based on 2003 dollars)

                                                        YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $250 win/slot/day                $ 182.5   $ 188.0   $ 193.6   $ 199.4   $ 205.4

EXPENSES:
 Not retained by operator       54.0%                  $  98.6   $ 101.5   $ 104.6   $ 107.7   $ 110.9
 Other deductions (0%)                                     0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                           12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                  3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                       9.1       9.4       9.7      10.0      10.3
 Other Slot Operating Costs                                4.6       4.7       4.8       5.0       5.1
 Building Operating Costs                                  4.6       4.7       4.8       5.0       5.1
 Property Tax                                              1.5       1.6       1.6       1.7       1.7
 Advertising/Media Marketing                               5.5       5.6       5.8       6.0       6.2
 Promotion: Food & Beverage                  $  11.9
    Other Players' Club                          6.4
    Bussing & Other                              5.5
 Total Promotion                             -------      23.7      24.4      25.2      25.9      26.7
 Interest on Debt                                          0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                  $   0.0
    Bldgs & Other (20/5 years)                   2.4
    Initial License Fee (5 years)                2.0
 Total Dep'n & Amort'n                       -------       4.4       4.4       4.4       4.4       4.4
                                                       -------    ------   -------   -------   -------
 Total Expenses                                        $ 167.2   $ 172.1   $ 177.1   $ 182.3   $ 187.7
                                                       -------    ------   -------   -------   -------
 Net Income from Slot Operations                       $  15.3   $  15.9   $  16.5   $  17.1   $  17.7
 Net Income / Food & Beverage(1)                       $   2.2   $   2.3   $   2.5   $   2.7   $   3.0(1)
                                                       -------    ------   -------   -------   -------
 Consolidated Net Income Before Tax                    $  17.5   $  18.2   $  18.9   $  19.8   $  20.8
 Corporate Income Taxes                               ($   5.3) ($   5.5) ($   5.7) ($   5.9) ($   6.2)
                                                       -------    ------   -------   -------   -------
 Net Income After Corporate Taxes                      $  12.3   $  12.7   $  13.2   $  13.8   $  14.5

 Add back: Depreciation (inc F&B)                      $   5.2   $   5.2   $   5.2   $   5.2   $   5.2
 Subtract: Capital Invested                 ($  60.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)              -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                      ($  60.0)  $  17.5   $  17.9   $  18.5   $  19.1   $  32.7
                     IRR =      20.0%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B3-25: INCOME STATEMENT ($50MN INVESTED, $25MN FEE)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $250 win/slot/day                   $ 182.5   $ 188.0   $ 193.6   $ 199.4   $ 205.4

EXPENSES:
 Not retained by operator       50.8%                     $  92.7   $  95.5   $  98.4   $ 101.3   $ 104.3
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                              12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                     3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                          9.1       9.4       9.7      10.0      10.3
 Other Slot Operating Costs                                   4.6       4.7       4.8       5.0       5.1
 Building Operating Costs                                     4.6       4.7       4.8       5.0       5.1
 Property Tax                                                 1.8       1.9       2.0       2.0       2.1
 Advertising/Media Marketing                                  5.5       5.6       5.8       6.0       6.2
 Promotion: Food & Beverage                     $  11.9
    Other Players' Club                             6.4
    Bussing & Other                                 5.5
 Total Promotion                                -------      23.7      24.4      25.2      25.9      26.7
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      2.4
    Initial License Fee (5 years)                   5.0
 Total Dep'n & Amort'n                          -------       7.4       7.4       7.4       7.4       7.4
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 164.7   $ 169.4   $ 174.3   $ 179.3   $ 184.4
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $  17.8   $  18.6   $  19.3   $  20.1   $  21.0
 Net Income / Food & Beverage(1)                          $   2.2   $   2.3   $   2.5   $   2.7   $   3.0(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  20.1   $  20.9   $  21.8   $  22.8   $  24.0
 Corporate Income Taxes                                  ($   6.0) ($   6.3) ($   6.5) ($   6.9) ($   7.2)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $  14.0   $  14.6   $  15.3   $  16.0   $  16.8

 Add back: Depreciation (inc F&B)                         $   8.2   $   8.2   $   8.2   $   8.2   $   8.2
 Subtract: Capital Invested                    ($  75.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  75.0)  $  22.3   $  22.8   $  23.5   $  24.2   $  38.0
                     IRR =      20.0%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

          EXHIBIT B3-50: INCOME STATEMENT ($50MN INVESTED, $50MN FEE)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $250 win/slot/day                   $ 182.5   $ 188.0   $ 193.6   $ 199.4   $ 205.4

EXPENSES:
 Not retained by operator       45.4%                     $  82.9   $  85.3   $  87.9   $  90.5   $  93.3
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                              12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                     3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                          9.1       9.4       9.7      10.0      10.3
 Other Slot Operating Costs                                   4.6       4.7       4.8       5.0       5.1
 Building Operating Costs                                     4.6       4.7       4.8       5.0       5.1
 Property Tax                                                 2.3       2.4       2.5       2.6       2.6
 Advertising/Media Marketing                                  5.5       5.6       5.8       6.0       6.2
 Promotion: Food & Beverage                     $  11.9
    Other Players' Club                             6.4
    Bussing & Other                                 5.5
 Total Promotion                                -------      23.7      24.4      25.2      25.9      26.7
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      2.4
    Initial License Fee (5 years)                  10.0
 Total Dep'n & Amort'n                          -------      12.4      12.4      12.4      12.4      12.4
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 160.3   $ 164.8   $ 169.3   $ 174.1   $ 178.9
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $  22.2   $  23.2   $  24.3   $  25.4   $  26.5
 Net Income / Food & Beverage(1)                          $   2.2   $   2.3      $2.5   $   2.7   $   3.0(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  24.4   $  25.5   $  26.7   $  28.1   $  29.5
 Corporate Income Taxes                                  ($   7.3) ($   7.7) ($   8.0) ($   8.4) ($   8.9)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $  17.1   $  17.9   $  18.7   $  19.6   $  20.7

 Add back: Depreciation (inc F&B)                         $  13.2   $  13.2   $  13.2   $  13.2   $  13.2
 Subtract: Capital Invested                    ($ 100.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($ 100.0)  $  30.3   $  31.1   $  31.9   $  32.8   $  46.9
                     IRR =      20.0%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B4-10: INCOME STATEMENT ($50MN INVESTED, $10MN FEE)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $300 win/slot/day                   $ 219.0   $ 225.6   $ 232.3   $ 239.3   $ 246.5

EXPENSES:
 Not retained by operator       57.5%                     $ 125.9   $ 129.7   $ 133.6   $ 137.6   $ 141.7
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                              12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                     3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                         11.0      11.3      11.6      12.0      12.3
 Other Slot Operating Costs                                   5.5       5.6       5.8       6.0       6.2
 Building Operating Costs                                     5.5       5.6       5.8       6.0       6.2
 Property Tax                                                 1.5       1.6       1.6       1.7       1.7
 Advertising/Media Marketing                                  6.6       6.8       7.0       7.2       7.4
 Promotion: Food & Beverage                     $  14.2
    Other Players' Club                             7.7
    Bussing & Other                                 6.6
 Total Promotion                                -------      28.5      29.3      30.2      31.1      32.0
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      2.4
    Initial License Fee (5 years)                   2.0
 Total Dep'n & Amort'n                          -------       4.4       4.4       4.4       4.4       4.4
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 204.1   $ 210.1   $ 216.3   $ 222.6   $ 229.2
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $  14.9   $  15.5   $  16.1   $  16.7   $  17.3
 Net Income / Food & Beverage(1)                          $   2.9   $   2.9   $   3.1   $   3.4   $   3.8(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  17.8   $  18.4   $  19.2   $  20.1   $  21.2
 Corporate Income Taxes                                  ($   5.3) ($   5.5) ($   5.8) ($   6.0) ($   6.4)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $  12.4   $  12.9   $  13.4   $  14.1   $  14.8

 Add back: Depreciation (inc F&B)                         $   5.2   $   5.2   $   5.2   $   5.2   $   5.2
 Subtract: Capital Invested                    ($  60.6)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  60.6)  $  17.6   $  18.1   $  18.7   $  19.3   $  33.0
                     IRR =      20.1%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

          EXHIBIT B4-25: INCOME STATEMENT ($50MN INVESTED, $25MN FEE)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $300 win/slot/day                   $ 219.0   $ 225.6   $ 232.3   $ 239.3   $ 246.5

EXPENSES:
 Not retained by operator       54.8%                     $ 120.0   $ 123.6   $ 127.3   $ 131.1   $ 135.1
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                              12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                     3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                         11.0      11.3      11.6      12.0      12.3
 Other Slot Operating Costs                                   5.5       5.6       5.8       6.0       6.2
 Building Operating Costs                                     5.5       5.6       5.8       6.0       6.2
 Property Tax                                                 1.8       1.9       2.0       2.0       2.1
 Advertising/Media Marketing                                  6.6       6.8       7.0       7.2       7.4
 Promotion: Food & Beverage                     $  14.2
    Other Players' Club                             7.7
    Bussing & Other                                 6.6
 Total Promotion                                -------      28.5      29.3      30.2      31.1      32.0
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      2.4
    Initial License Fee (5 years)                   5.0
 Total Dep'n & Amort'n                          -------       7.4       7.4       7.4       7.4       7.4
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 201.5   $ 207.3   $ 213.3   $ 219.5   $ 225.8
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $  17.5   $  18.3   $  19.0   $  19.8   $  20.6
 Net Income / Food & Beverage(1)                          $   2.9   $   2.9   $   3.1   $   3.4   $   3.8(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  20.4   $  21.2   $  22.2   $  23.2   $  24.5
 Corporate Income Taxes                                  ($   6.1) ($   6.4) ($   6.6) ($   7.0) ($   7.3)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $  14.3   $  14.8   $  15.5   $  16.3   $  17.1

 Add back: Depreciation (inc F&B)                         $   8.2   $   8.2   $   8.2   $   8.2   $   8.2
 Subtract: Capital Invested                    ($  75.6)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  75.6)  $  22.5   $  23.1   $  23.7   $  24.5   $  38.4
                     IRR =      20.1%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

          EXHIBIT B4-50: INCOME STATEMENT ($50MN INVESTED, $50MN FEE)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $300 win/slot/day                   $ 219.0   $ 225.6   $ 232.3   $ 239.3   $ 246.5

EXPENSES:
 Not retained by operator       50.3%                     $ 110.2   $ 113.5   $ 116.9   $ 120.4   $ 124.0
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                              12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                     3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                         11.0      11.3      11.6      12.0      12.3
 Other Slot Operating Costs                                   5.5       5.6       5.8       6.0       6.2
 Building Operating Costs                                     5.5       5.6       5.8       6.0       6.2
 Property Tax                                                 2.3       2.4       2.5       2.6       2.6
 Advertising/Media Marketing                                  6.6       6.8       7.0       7.2       7.4
 Promotion: Food & Beverage                     $  14.2
    Other Players' Club                             7.7
    Bussing & Other                                 6.6
 Total Promotion                                -------      28.5      29.3      30.2      31.1      32.0
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      2.4
    Initial License Fee (5 years)                  10.0
 Total Dep'n & Amort'n                          -------      12.4      12.4      12.4      12.4      12.4
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 197.1   $ 202.7   $ 208.4   $ 214.3   $ 220.3
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $  21.9   $  22.9   $  24.0   $  25.1   $  26.2
 Net Income / Food & Beverage (1)                         $   2.9   $   2.9   $   3.1   $   3.4   $   3.8(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  24.7   $  25.8   $  27.1   $  28.5   $  30.0
 Corporate Income Taxes                                  ($   7.4) ($   7.8) ($   8.1) ($   8.5) ($   9.0)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $  17.3   $  18.1   $  19.0   $  19.9   $  21.0

 Add back: Depreciation (inc F&B)                         $  13.2   $  13.2   $  13.2   $  13.2   $  13.2
 Subtract: Capital Invested                    ($ 100.6)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($ 100.6)  $  30.5   $  31.3   $  32.2   $  33.1   $  47.2
                     IRR =      20.1%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

        EXHIBIT B5-40: INCOME STATEMENT ($50MN INVESTED, 40% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000  slots
 Slot Win              $300 win/slot/day                  $ 219.0   $ 225.6   $ 232.3   $ 239.3   $ 246.5

EXPENSES:
 Not retained by operator       60.0%                     $ 131.4   $ 135.3   $ 139.4   $ 143.6   $ 147.9
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                              12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                     3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                         11.0      11.3      11.6      12.0      12.3
 Other Slot Operating Costs                                   5.5       5.6       5.8       6.0       6.2
 Building Operating Costs                                     5.5       5.6       5.8       6.0       6.2
 Property Tax                                                 1.3       1.4       1.4       1.5       1.5
 Advertising/Media Marketing                                  6.6       6.8       7.0       7.2       7.4
 Promotion: Food & Beverage                     $  14.2
    Other Players' Club                             7.7
    Bussing & Other                                 6.6
 Total Promotion                                -------      28.5      29.3      30.2      31.1      32.0
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      2.4
    Initial License Fee (5 years)                   0.0
 Total Dep'n & Amort'n                          -------       2.4       2.4       2.4       2.4       2.4
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 207.4   $ 213.5   $ 219.9   $ 226.4   $ 233.1
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $  11.6   $  12.1   $  12.5   $  12.9   $  13.4
 Net Income / Food & Beverage(1)                          $   2.9   $   2.9   $   3.1   $   3.4   $   3.8(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  14.5   $  15.0   $  15.6   $  16.3   $  17.2
 Corporate Income Taxes                                  ($   4.3) ($   4.5) ($   4.7) ($   4.9) ($   5.2)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $  10.1   $  10.5   $  10.9   $  11.4   $  12.1

 Add back: Depreciation (inc F&B)                         $   3.2   $   3.2   $   3.2      $3.2   $   3.2
 Subtract: Capital Invested                    ($  50.6)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  50.6)  $  13.4   $  13.7   $  14.1   $  14.7   $  28.3
                     IRR =      17.3%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

        EXHIBIT B5-41: INCOME STATEMENT ($50MN INVESTED, 41% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $300 win/slot/day                   $ 219.0   $ 225.6   $ 232.3   $ 239.3   $ 246.5

EXPENSES:
 Not retained by operator       59.0%                     $ 129.2   $ 133.1   $ 137.1   $ 141.2   $ 145.4
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                              12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                     3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                         11.0      11.3      11.6      12.0      12.3
 Other Slot Operating Costs                                   5.5       5.6       5.8       6.0       6.2
 Building Operating Costs                                     5.5       5.6       5.8       6.0       6.2
 Property Tax                                                 1.4       1.4       1.5       1.5       1.6
 Advertising/Media Marketing                                  6.6       6.8       7.0       7.2       7.4
 Promotion: Food & Beverage                     $  14.2
    Other Players' Club                             7.7
    Bussing & Other                                 6.6
 Total Promotion                                -------      28.5      29.3      30.2      31.1      32.0
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      2.4
    Initial License Fee (5 years)                   0.3
 Total Dep'n & Amort'n                          -------       2.8       2.8       2.8       2.8       2.8
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 205.6   $ 211.6   $ 217.9   $ 224.4   $ 231.0
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $  13.4   $  13.9   $  14.4   $  14.9   $  15.5
 Net Income / Food & Beverage(1)                          $   2.9   $   2.9   $   3.1   $   3.4   $   3.8(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  16.3   $  16.9   $  17.6   $  18.4   $  19.3
 Corporate Income Taxes                                  ($   4.9) ($   5.1) ($   5.3) ($   5.5) ($   5.8)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $  11.4   $  11.8   $  12.3   $  12.9   $  13.5

 Add back: Depreciation (inc F&B)                         $   3.6   $   3.6   $   3.6   $   3.6   $   3.6
 Subtract: Capital Invested                    ($  52.3)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  52.3)  $  15.0   $  15.4   $  15.8   $  16.4   $  30.1
                     IRR =      20.0%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

        EXHIBIT B5-49: INCOME STATEMENT ($50MN INVESTED, 49% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
 Slot Win             $300 win/slot/day                   $ 219.0   $ 225.6   $ 232.3   $ 239.3   $ 246.5

EXPENSES:
 Not retained by operator       51.0%                     $ 111.7   $ 115.0   $ 118.5   $ 122.0   $ 125.7
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                              12.2      12.6      13.0      13.4      13.8
 Payroll Taxes & Benefits                                     3.1       3.1       3.2       3.3       3.4
 Slot Lease Payments                                         11.0      11.3      11.6      12.0      12.3
 Other Slot Operating Costs                                   5.5       5.6       5.8       6.0       6.2
 Building Operating Costs                                     5.5       5.6       5.8       6.0       6.2
 Property Tax                                                 2.3       2.3       2.4       2.5       2.6
 Advertising/Media Marketing                                  6.6       6.8       7.0       7.2       7.4
 Promotion: Food & Beverage                     $  14.2
    Other Players' Club                             7.7
    Bussing & Other                                 6.6
 Total Promotion                                -------      28.5      29.3      30.2      31.1      32.0
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      2.4
    Initial License Fee (5 years)                   9.3
 Total Dep'n & Amort'n                          -------      11.7      11.7      11.7      11.7      11.7
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 197.8   $ 203.4   $ 209.2   $ 215.1   $ 221.2
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $  21.2   $  22.1   $  23.2   $  24.2   $  25.3
 Net Income / Food & Beverage(1)                          $   2.9   $   2.9   $   3.1   $   3.4   $   3.8(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  24.0   $  25.1   $  26.3   $  27.6   $  29.1
 Corporate Income Taxes                                  ($   7.2) ($   7.5) ($   7.9) ($   8.3) ($   8.7)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $  16.8   $  17.6   $  18.4   $  19.3   $  20.4

 Add back: Depreciation (inc F&B)                         $  12.5   $  12.5   $  12.5   $  12.5   $  12.5
 Subtract: Capital Invested                     ($ 96.9)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                  ------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                          ($ 96.9)  $  29.3   $  30.0   $  30.9   $  31.8   $  45.9
                     IRR =      20.0%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

        EXHIBIT B5-50: INCOME STATEMENT ($50MN INVESTED, 50% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     2,000 slots
    Slot Win          $300 win/slot/day                   $ 219.0   $ 225.6   $ 232.3   $ 239.3   $ 246.5

   EXPENSES:
    Not retained by operator    50.0%                     $ 109.5   $ 112.8   $ 116.2   $ 119.7   $ 123.2
    Other deductions (0%)                                     0.0       0.0       0.0       0.0       0.0
    Direct Payroll                                           12.2      12.6      13.0      13.4      13.8
    Payroll Taxes & Benefits                                  3.1       3.1       3.2       3.3       3.4
    Slot Lease Payments                                      11.0      11.3      11.6      12.0      12.3
    Other Slot Operating Costs                                5.5       5.6       5.8       6.0       6.2
    Building Operating Costs                                  5.5       5.6       5.8       6.0       6.2
    Property Tax                                              2.4       2.5       2.5       2.6       2.7
    Advertising/Media Marketing                               6.6       6.8       7.0       7.2       7.4
    Promotion: Food & Beverage                 $  14.2
       Other Players' Club                         7.7
       Bussing & Other                             6.6
    Total Promotion                            -------       28.5      29.3      30.2      31.1      32.0
    Interest on Debt                                          0.0       0.0       0.0       0.0       0.0
    Depr'n &c: Slots (3 years)                 $   0.0
       Bldgs & Other (20/5 years)                  2.4
       Initial License Fee (5 years)              10.4
    Total Dep'n & Amort'n                      -------       12.8      12.8      12.8      12.8      12.8
                                                          -------   -------   -------   -------   -------
    Total Expenses                                        $ 196.9   $ 202.4   $ 208.1   $ 213.9   $ 220.0
                                                          -------   -------   -------   -------   -------
    Net Income from Slot Operations                       $  22.1   $  23.2   $  24.3   $  25.4   $  26.5
    Net Income / Food & Beverage(1)                       $   2.9   $   2.9   $   3.1   $   3.4   $   3.8(1)
                                                          -------   -------   -------   -------   -------
    Consolidated Net Income Before Tax                    $  25.0   $  26.1   $  27.4   $  28.8   $  30.4
    Corporate Income Taxes                               ($   7.5) ($   7.8) ($   8.2) ($   8.6) ($   9.1)
                                                          -------   -------   -------   -------   -------
    Net Income After Corporate Taxes                      $  17.5   $  18.3   $  19.2   $  20.1   $  21.2

    Add back: Depreciation (inc F&B)                      $  13.6   $  13.6   $  13.6   $  13.6   $  13.6
    Subtract: Capital Invested                ($ 102.4)                 0.0       0.0       0.0      13.0
              (inc Terminal Value)             -------    -------   -------   -------   -------   -------
    Result: Net Cash Flow                     ($ 102.4)   $  31.1   $  31.9   $  32.7   $  33.7   $  47.8
                     IRR =      20.0%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

5/17/03              CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES